Supplement Dated September 18, 1998, to Prospectuses
                     Dated May 1, 1998 for Life of Virginia
                              Separate Accounts II

      The following supplement revises statements in the above-referenced prospectuses that shares of Goldman Sachs Mid Cap Equity Fund and Goldman Sachs Growth and Income Fund (portfolios of Goldman Sachs Variable Insurance Trust) and U. S. Equity Fund (a portfolio of GE Investments Funds, Inc.) are not available in connection with policies issued to California policyowners.

As of the date of this supplement, Policyowners in the State of California may allocate premium payments and transfer Account Value to certain Investment Subdivisions of Separate Accounts II previously unavailable to those Policyowners. These Investment Subdivisions are the ones investing in shares of Goldman Sachs Mid Cap Equity Fund and Goldman Sachs Growth & Income Fund of Goldman Sachs Variable Insurance Trust and U.S. Equity Fund of GE Investments Funds, Inc.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                               Richmond, VA 23230